SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     25-Nov-02

Financial Asset Securities Corp.

AS DEPOSITOR UNDER THE TRUST AGREEMENT, DATED
AS OF APRIL 1, 2002, PROVIDING FOR THE ISSUANCE OF
C-BASS MORTGAGE LOAN ASSET-BACKED
NOTES SERIES 2002-CB2

FINANCIAL ASSET SECURITIES CORP.
(Exact name of registrant as specified in its charter)

Delaware           333-60904-05          06-1442101
(State or Other    (Commission           (I.R.S. Employer
Jurisdiction of    File Number)          Identification
Incorporation)                           Number)

600 Steamboat Road
Greenwich, CT                  92618
(Address of Principal          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 203-625-2700

Item 5.  Other Events

On        25-Nov-02a scheduled distribution was made from the
        trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
          25-Nov-02The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.      Monthly Report Information:
        See Exhibit No.1

B.      Have any deficiencies occurred?   NO.
                   Date:
                   Amount:

C.      Item 1: Legal Proceedings:       NONE

D.      Item 2: Changes in Securities:   NONE

E.      Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

1. Monthly Distribution Report dated       25-Nov-02

C-BASS MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 2002-CB2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:             11/25/2002

        Beginning
        Certificate
Class   Balance(1) Principal   Interest
A-1     155,507,6714,662,586.51293,127.63
A-2     59,885,576.2,474,654.07122,676.11

M-1     11,478,000.        0.00 26,278.99
M-2     10,803,000.        0.00 29,103.79

B-1     8,777,000.0        0.00 28,933.81
B-2     4,051,000.0        0.00 18,584.47
N*      6,041,831.1  849,026.88 49,309.02

A-IO*   86,421,000.        0.00302,335.37
X*      251,852,578        0.00      0.00

R-3            0.00        0.00      0.00



                   Ending
                   Certificate
        Losses     Balance     Cusips
IA-1         $0.00 $150,845,084 12489WEQ3
IIA-1        $0.00 $57,410,922. 12489WER1

IM-1         $0.00 $11,478,000. 12489WET7
IIM-1        $0.00 $10,803,000. 12489WEU4

IB-1         $0.00 $8,777,000.0 12489WEV2
IIB-1        $0.00 $4,051,000.0 12489WEW0
N*      NA         $5,192,804.2 31738PAG3

A-IO*   NA         $86,421,000. 12489WES9
IX*     NA         $244,715,338        NA

R-3     NA               $0.00         NA



              AMOUNTS PER $1,000 UNIT


Class   Principal  Interest    Total
A-1     27.70467813  1.7417385429.44641667
A-2     37.89089062  1.8783664139.76925703

M-1      0.00000000  2.289509502.28950950
M-2      0.00000000  2.694047022.69404702

B-1      0.00000000  3.296548933.29654893
B-2      0.00000000  4.587625284.58762528
N*      90.32200806  5.2456404395.56764848

A-IO*    0.00000000  1.669687751.66968775
X*       0.00000000  0.000000000.00000000

R-3      0.00000000  0.000000000.00000000



        Ending                 Current
        Certificate            Pass-Through
Class   Balance    Losses      Interest Rate
IA-1    896.3082000  0.00000000  2.19000%
IIA-1   879.0525524  0.00000000  2.38000%

M-1     1000.000000  0.00000000  2.66000%
M-2     1000.000000  0.00000000  3.13000%

IB-1    1000.000000  0.00000000  3.83000%
IIB-1   1000.000000  0.00000000  5.33000%
IN      552.4259813  0.00000000  9.79800%

A-IO    477.2715976  0.00000000  4.20000%
X       906.1308195  0.00000000  0.00000%

R-3      0.00000000  0.00000000NA




Distribution Date:    25-Nov-02

        Distribution Statement
        Pooling and Servicing Agreement Dated May 1, 2000

i)   Distributions to the Holders      See Page 1

ii)  Class X Distribution Amount    See Page 1

iii)  OC Amt. (before distribut$1,350,331.17
      OC Release Amount            $0.00
      OC Def, (after dist)     $21,758.32
      OC Target Amount         $1,350,331.17
      OC Amount (after distribu$1,350,331.17

      Monthly Excess Interest  $870,785.18




iv) Servicing Fees             Group 1   Group 2
Servicing Fees                   $85,115    $39,465
Unpaid Special Servicing Fees         $0         $0
Special Servicing Fees           $13,200    $17,250
PMI Premiums                     $44,818    $14,409

v) Advances                    $355,597.41

vi) Beg Bal                    $181,880,3$69,972,218
End Bal                        $177,231,9$67,483,349
End count                                                    464

vii)  Wtd Avg Rem Term                                       320
Wtd Avg Mort. Rate                8.9416%    8.5309%

viii)  Delinquency And Foreclosure Information:

Group 2
        All Categories         Bankruptcy
        Number     Balance     Number    Balance
Current                       4                                -
30 days                                               220,152
60 days                                               301,331
90 days                                               748,925
120+ day                      1                  10,382,973
                               Foreclosure
        Number     Balance
Current                                     -
30 days                                     -
60 days                              77,065
90 days                                     -
120+ day                        3,195,321

Group 1 All Categories         Bankruptcy
        Number     Balance     Number       Balance
Current                     159                                -
30 days                                               116,537
60 days                                                 43,363
90 days                                               224,172
120+ day                                              787,614

        Foreclosure
        Number     Balance
Current                                     -
30 days                                     -
60 days                            146,288
90 days                            729,923
120+ day                        3,111,742



ix)     Loans that became REO properties       (see page 5)
x)      Total Book Value of REO Properties:    (see page 5)
                   Group 1               Group 2
xi)     Prepayments             4,482,117          2,403,429

xii)
Current Period Prepayment Penal                                -
Aggregate Prepayment Penalties                                 -
Prepayment Penalties allocable      86296      24097
xiii)
Aggregate Realized Losses incur         0          0
Cumulative Realized Losses              0          0
xiv)    Realized Loss Allocations         See Page 1

xv)     Accrued Certificate Interest      See Page 1

xvi)    Prepayment Interest Shortfall and Class Carryover Shortfall
                                         Class Carryover
                               PPIS      Shortfall
                   A-1F                 0          0
                    A-2F                0          0
                   A-3F                 0          0
                   A-1A                 0          0
                   M-1                  0          0
                   M-2                  0          0
                   B-1                  0          0
                   B-2                  0          0
                   N-1                  0          0
                   N-2                  0          0
                   A-IO                 0          0
                             X          0          0
                                        0          0

xvii)   Reserved
xviii)  Reserved
                               Group 1   Group 2
xix)    Trustee Fees              1439.89     553.95

xx)     Reserve Fund
                   Beginning Balance         5000.00
                   LIBOR Carryover Fund D       0.00
                   LIBOR Carryover distri       0.00
                   LIBOR Carryover owed t       0.00
                   Ending Balance            5000.00

xxii)   Trigger Event Occurrence         NO                0.00
        Cumulative Loss Percentage of Ori       0.00       0.00





xxv)    Available Funds                  Group 1
        Scheduled Interest Net of Servici     1,222,841.85
        Scheduled Principal                      166,255.33
        Unscheduled Principal                 4,482,117.00
                   Available Funds            5,871,214.18

        Available Funds                  Group 2
        Scheduled Interest Net of Servici        440,343.15
        Scheduled Principal                        63,680.98
        Unscheduled Principal                 2,403,428.95
                   Available Funds            2,907,453.08


xxvi)   Offered Certificates Pass-Through Rates See Page 1

xxvii)  Liquidation Report      See Page 6

xxviii) Mortgage Loans Purchased by Servicer

xxix)   Mortgage Loans Re-Purchased by Servicer


Libor Information  Original    Current PeNext Period

LIBOR                   1.8425%   1.8300%    1.3800%



                   Financial Asset Securities Corp.


                               By: /s/ Sheryl Christopherson
                               Name:  Sheryl Christopherson
                               Title: Vice President


Dated:   11/25/2002